                                  ENDORSEMENT NO. 8

                            Attached to and made a part of
                               AGREEMENT OF REINSURANCE
                                       NO. 7448
                                       between
                           GENERAL REINSURANCE CORPORATION
                                         and
                               PAULA INSURANCE COMPANY
                             AGRI-COMP INSURANCE COMPANY



     IT IS MUTUALLY AGREED that, only as respects reports rendered for the months of January, 1998 through October, 1998, paragraph (a) of Section 6 - REPORTS AND REMITTANCES of Exhibit A is amended to read:

     "(a) REINSURANCE PREMIUM

          Within 25 days after the close of each month, the Company shall render to the Reinsurer a report of the reinsurance premium by state for the month. The Company shall deduct $5,000 from the First Excess reinsurance premium and the remaining amount due the Reinsurer shall be remitted within 60 days after the close of the month."

     IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed in duplicate this 9th day of March, 1998.

                                             GENERAL REINSURANCE CORPORATION

                                                /s/ Anthony J. Auastanio
                                                     Vice President

Attest:   /s/ [ILLEGIBLE]
                                             PAULA INSURANCE COMPANY
                                             AGRI-COMP INSURANCE COMPANY


Attest:   /s/ Bradley K. Serwin                 /s/ [ILLEGIBLE]






                                                    Please return this copy to
                                                 GENERAL REINSURANCE CORPORATION
                                                          after Execution.

                           GENERAL REINSURANCE CORPORATION

                                  ENDORSEMENT NO. 9

                            Attached to and made a part of
                               AGREEMENT OF REINSURANCE
                                       NO. 7448
                                       between
                           GENERAL REINSURANCE CORPORATION
                                         and
                               PAULA INSURANCE COMPANY
                             AGRI-COMP INSURANCE COMPANY


     IT IS MUTUALLY AGREED that, as respects new and renewal policies of the Company becoming effective at and after 12:01 a.m., July 1, 1998, and policies of the Company in force at 12:01 a.m., July 1, 1998, this Agreement is amended as follows:

     I -  Section 4 of Exhibit A is amended to read as follows:

"SECTION 4 - REINSURANCE PREMIUM

     The Company shall pay to the Reinsurer:

     (a) For the First Excess Cover, a net rate of 0.39% of the Company's earned premium for Workers' Compensation and Employers' Liability Business;

     (b) For the Second Excess Cover, a net rate of 1.19% of the Company's earned premium for Workers' Compensation and Employers' Liability Business."


     II - Section 11 is added to Exhibit A as follows:

"SECTION 11 - ANNUAL AGGREGATE DEDUCTIBLE

     In addition to the Company Retention set forth in the section entitled LIABILITY OF THE REINSURER, the Company shall retain, as respects all accidents taking place during each Annual Period that this Exhibit is in force, an annual aggregate deductible equal to $2,000,000.




                           GENERAL REINSURANCE CORPORATION

     Such annual aggregate deductible shall be comprised of that portion of each net loss and proportionate adjustment expense under this Exhibit which is in excess of the Company Retention, but not exceeding the limit of the First Excess Cover. The Reinsurer shall not be liable for net loss nor adjustment expense which is within the First Excess Cover until such deductible is satisfied.

     The term "Annual Period" shall mean each twelve month period commencing on July 1."


     III - Section 4 of Exhibit B is amended to read as follows:

"SECTION 4 - REINSURANCE PREMIUM

     The Company shall pay to the Reinsurer 0.40% of the Company's earned premium for Workers' Compensation and Employers' Liability Business."


     IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed in duplicate this 28th day of August, 1998.

                                             GENERAL REINSURANCE CORPORATION

                                                    /s/ [ILLEGIBLE]


                                                     Vice President

Attest:   /s/ [ILLEGIBLE]


                                             PAULA INSURANCE COMPANY
                                             AGRI-COMP INSURANCE COMPANY


Attest:   /s/ Bradley K. Serwin                   /s/ [ILLEGIBLE]




                                         -2-

                                  Endorsement No. 9
                                  Agreement No. 7448

                           GENERAL REINSURANCE CORPORATION